SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2003

                       Citizens South Banking Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                        0-23971                 54-2069979
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

Registrant's telephone number, including area code: (704) 868-5200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

      The Index of Exhibits immediately precedes the attached exhibits.

Item 9. Regulation FD Disclosure - Item 12 Information

      On July 21, 2003, the Company issued two press releases regarding 1) earnings for the quarter ended June 30, 2003, and 2) the declaration of dividends. The press releases are included as Exhibit 99 to this report.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CITIZENS SOUTH BANKING CORPORATION


DATE: July 23, 2003                   By: /s/ Kim S. Price
                                          -------------------------------------
                                          Kim S. Price
                                          President and Chief Executive Officer


                                      By: /s/ Gary F. Hoskins
                                          -------------------------------------
                                          Gary F. Hoskins
                                          Chief Financial Officer

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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

Exhibit 99.1  Earnings Press Release of Citizens South Banking Corporation
Exhibit 99.2  Dividend Press Release of Citizens South Banking Corporation